Exhibit 10(a)


                      AMENDMENT TO EMPLOYMENT AGREEMENT


         THIS AMENDMENT TO EMPLOYMENT AGREEMENT ("Amendment") is entered into as of April 7, 1999, between JACOBSON STORES INC., a Michigan corporation of Jackson, Michigan (the "Company"), and P. GERALD MILLS, of Chelsea, Michigan ("Mills").

         THE PARTIES HEREBY AGREE that the restated Employment Agreement between them dated as of June 11, 1998 (the "Agreement"), is amended effective April 11, 1999, as follows:

         1. Employment and Term. The date "April 15, 2000" in paragraph 1 of the Agreement is amended to read "April 15, 2001".

         2. Compensation. The phrase "Three Hundred Thousand Dollars ($300,000)" in paragraph 2 of the Agreement is amended to read "Three Hundred Fifty Thousand Dollars ($350,000)".

         3. Change in Control. The figure "40%" appearing twice in paragraph 5(e)(iii)(1) and once in paragraph 5(e)(iii)(3) of the Agreement is amended to read "20%".

         Except as expressly amended hereby, the Agreement shall continue in full force and effect.


IN THE PRESENCE OF:                     JACOBSON STORES INC.


    /s/ Dana J. Collins                 By:    /s/ Paul W. Gilbert
---------------------------------           --------------------------------
                                            Paul W. Gilbert
                                            Its:  Vice Chairman of the Board


   /s/  Timothy J. Spalding                /s/  P. Gerald Mills
 --------------------------------       ------------------------------------
                                        P. Gerald Mills